UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2020

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SOUTHWEST GEORGIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

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Georgia	001-120535	58-1392259
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

201 First Street, S.E., Moultrie, Ga 31768

(Address of Principal Executive Offices) (Zip Code)

(229) 985-1120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	SGB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ]  Emerging growth company

[  ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 28, 2020, Southwest Georgia Financial Corporation issued a press release announcing its financial results for the fourth quarter ended December 31, 2019. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

The following exhibit is furnished with this report.

Exhibit 99.1: Southwest Georgia Financial Corporation's press release dated January 28, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHWEST GEORGIA FINANCIAL CORPORATION
By	/s/ T. Garrett Westbrook
Name: T. Garrett Westbrook, CPA Title: Vice President and Controller

January 28, 2020
Date

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 28, 2020